UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2015

MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive Cranberry Township, Pennsylvania	16066-5207
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 724-776-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On December 9, 2015, the Board of Directors elected Kenneth D. Krause as the Vice President, Chief Financial Officer and Treasurer (principal financial officer) of the Company. Mr. Krause, 40, was previously the Vice President, Strategic Finance and Treasurer of the Company since August 2015. Mr. Krause will participate in the Company’s Non-CEO Executive Incentive Plan, Management Equity Incentive Plan, Supplemental Retirement Savings Plan, and Supplemental Pension Plan, each of which is described in the “Compensation Discussion and Analysis” section and elsewhere in the Company’s most recent Proxy Statement dated March 31, 2015, which is incorporated herein by reference. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
99.1	MSA Safety Incorporated Press Release dated December 11, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED
(Registrant)

By	/s/ Douglas K. McClaine
Douglas K. McClaine
Vice President, General Counsel and Secretary
Date: December 11, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	MSA Safety Incorporated Press Release dated December 11, 2015